Exhibit 99.2

Advent Software, Inc. Fourth Quarter 2010 Earnings Highlights February 7, 2011 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Continuing Operations Guidance and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, Axys® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2009 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q410 Highlights Annual Contract Value (ACV) for term license and Advent OnDemand contracts was $10.5M Up 5% from Q409 Revenue of $75.6M Up 14% from Q409 85% of revenue is recurring, unchanged from Q409 17% of revenue is international, up 1 point from Q409 GAAP Operating Margin of 16% Up 6 points from Q409 Non-GAAP Operating Margin of 24% Up 6 points from Q409 Operating cash flow of $24.4M Up 17% from Q409 2-for-1 Stock Split paid January 18, 2011 Common shares outstanding increased from approximately 26M to 52M All references to number of shares and per share information have been adjusted to reflect the stock split on a retroactive basis

ADVS Q410 Financial Highlights Metric Q409 Q410 $ +/- % +/- Annual Contract Value, including term license and Advent OnDemand contracts ($M) $10.0 $10.5 $0.5 5% Revenue ($M) $66.3 $75.6 $9.2 14% Operating Cash Flow ($M) $20.8 $24.4 $3.5 17% GAAP Operating Margin 9.7% 15.5% 5.8 pts 60% GAAP Diluted EPS $0.08 $0.17 $0.09 109% Non-GAAP Operating Margin1 17.8% 23.7% 5.9 pts 33% Non-GAAP Diluted EPS1 $0.14 $0.21 $0.07 53% 1 See reconciliation of GAAP to Non-GAAP measures on slide #15 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS FY10 Financial Highlights Metric FY09 FY10 $ +/- % +/- Annual Contract Value, including term license and Advent OnDemand contracts ($M) $25.5 $31.8 $6.4 25% Revenue ($M) $259.5 $283.5 $24.0 9% Operating Cash Flow ($M) $72.4 $76.2 $3.8 5% GAAP Operating Margin 10.7% 12.8% 2.1 pts 19% GAAP Diluted EPS $0.39 $0.45 $0.05 14% Non-GAAP Operating Margin1 19.6% 21.2% 1.6 pts 8% Non-GAAP Diluted EPS1 $0.62 $0.71 $0.09 15% Headcount 998 1051 53 5% 1 See reconciliation of GAAP to Non-GAAP measures on slide #16 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Annual Contract Value ($M) $28 $28 $25.5 Includes Advent OnDemand Contracts * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Growing Revenue ($M) 86% of 2010 revenue below from recurring sources $192 $238 +24% $149 $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Deferred Revenue Driven By Term Lic. ($M) $111 $141 $146 $57 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Increasing Operating Cash Flow ($M) $58 $70 $33 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Q410 Revenue Components ($M) Q409 Q410 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $56.3 $64.1 $7.7 14% Term License Revenue $23.5 $29.6 $6.0 26% Perpetual Maintenance $18.2 $17.9 ($0.3) (2%) Other Recurring $14.6 $16.5 $1.9 13% Perpetual License Revenue $3.6 $4.0 $0.4 10% AUA Fee Revenue $2.5 $2.7 $0.2 7% Other Perpetual License Revenue $1.1 $1.3 $0.2 17% Professional Services & Other Revenue $6.3 $7.5 $1.1 18% Total Revenue $66.3 $75.6 $9.2 14% * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS FY10 Revenue Components ($M) FY09 FY10 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $222.8 $245.1 $22.3 10% Term License Revenue $98.4 $108.8 $10.5 11% Perpetual Maintenance $74.4 $72.9 ($1.5) (2%) Other Recurring $50.0 $63.4 $13.4 27% Perpetual License Revenue $11.3 $11.8 $0.5 5% AUA Fee Revenue $6.5 $6.9 $0.4 6% Other Perpetual License Revenue $4.7 $4.9 $0.1 3% Professional Services & Other Revenue $25.5 $26.6 $1.1 4% Total Revenue $259.5 $283.5 $24.0 9% * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Q108-Q310 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year 103% 103% 98% 93% 85% 87% 89% 89% 90% 91% 91% 104% 109% 101% 98% 88% 90% 89% 92% 95% 95% 0% 20% 40% 60% 80% 100% 120% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Initial renewal/run rate Updated renewal/run rate

ADVS 2011 Guidance Guidance Q111 FY11 Total Revenue ($M) $74M - $76M $307M - $314M YoY Revenue Growth 11% - 14% 8% - 11% GAAP Operating Margin 13% - 14% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 6% - 7% Non-GAAP Operating Margin * 21% - 22% Operating Cash Flow ($M) $81M - $85M YoY Operating Cash Flow Growth 6% - 11% Capital Expenditures, incl. cap’d SW devel. ($M) $12M - $15M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to Non-GAAP guidance on slide #17

Q410 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 53,303 $ 71% 11,728 $ 16% 9,248 $ Amortization of acquired developed technology 831 831 831 Amortization of other acquired intangibles - 295 295 Stock-based compensation - cost of revenues 761 761 761 Stock-based compensation - operating expenses - 4,031 4,031 Restructuring charges - 230 230 Income tax adjustment for non-GAAP (1) - - (3,857) Non-GAAP 54,895 $ 73% 17,876 $ 24% 11,539 $ Diluted net income per share GAAP 0.17 $ Non-GAAP 0.21 $ Shares used to compute diluted net income per share 54,823 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 46,107 $ 70% 6,428 $ 10% 4,350 $ Amortization of acquired developed technology 782 782 782 Amortization of other acquired intangibles - 351 351 Stock-based compensation - cost of revenues 666 666 666 Stock-based compensation - operating expenses - 3,521 3,521 Restructuring charges - 38 38 Income tax adjustment for non-GAAP (1) - - (2,271) Non-GAAP 47,555 $ 72% 11,786 $ 18% 7,437 $ Diluted net income per share GAAP 0.08 $ Non-GAAP 0.14 $ Shares used to compute diluted net income per share 53,947 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2010 and 2009, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended December 31, 2009 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended December 31, 2010 for Continuing Operations

FY10 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 196,691 $ 69% 36,305 $ 13% 24,319 $ Amortization of acquired developed technology 3,325 3,325 3,325 Amortization of other acquired intangibles - 1,272 1,272 Stock-based compensation - cost of revenues 2,915 2,915 2,915 Stock-based compensation - operating expenses - 15,515 15,515 Restructuring charges - 840 840 Income tax adjustment for non-GAAP (1) - - (9,656) Non-GAAP 202,931 $ 72% 60,172 $ 21% 38,530 $ Diluted net income per share GAAP 0.45 $ Non-GAAP 0.71 $ Shares used to compute diluted net income per share 54,476 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 176,963 $ 68% 27,879 $ 11% 20,774 $ Amortization of acquired developed technology 3,128 3,128 3,128 Amortization of other acquired intangibles - 1,666 1,666 Stock-based compensation - cost of revenues 2,966 2,966 2,966 Stock-based compensation - operating expenses - 15,196 15,196 Restructuring charges - 130 130 Investment gain - - (2,056) Income tax adjustment for non-GAAP (1) - - (9,207) Non-GAAP 183,057 $ 71% 50,965 $ 20% 32,597 $ Diluted net income per share GAAP 0.39 $ Non-GAAP 0.62 $ Shares used to compute diluted net income per share 52,909 (1) The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2010 and 2009, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Twelve Months Ended December 31, 2009 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2010 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2011 Continuing Operations Operating Income % Projected GAAP 13% to 14% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 6% to 7% Projected non-GAAP 21% to 22%

Upcoming Change to Presentation of Revenue

ADV ENT

- **When:** Plan to change revenue captions starting with Q111 (April)
- **Why:** To better delineate between "Recurring" vs. "Non-Recurring" revenue
  - We will continue to provide the items and percentages for the line items comprising "Recurring"

In thousands

Current Presentation

	2006 FY	2007 FY	2008 FY	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2009 FY	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2010 FY
Net revenues:													
Term license, maintenance and other recurring	$ 125,126	$ 151,647	$ 191,444	$ 56,307	$ 54,763	$ 55,346	$ 56,343	$ 222,759	$ 58,851	$ 60,233	$ 61,971	$ 64,052	$ 245,107
Perpetual license fees	21,622	20,234	16,808	2,685	2,578	2,370	3,642	11,275	2,302	2,739	2,755	4,005	11,801
Professional services and other	16,163	19,689	29,632	7,333	5,727	6,066	6,348	25,474	5,535	6,300	7,261	7,497	26,593
Total net revenues	$ 162,911	$ 191,570	$ 237,884	$ 66,325	$ 63,068	$ 63,782	$ 66,333	$ 259,508	$ 66,688	$ 69,272	$ 71,987	$ 75,554	$ 283,501
Cost of revenues:													
Term license, maintenance and other recurring	$ 30,883	$ 35,298	$ 43,798	$ 11,345	$ 11,464	$ 11,919	$ 12,094	$ 46,823	$ 12,427	$ 12,730	$ 12,709	$ 13,395	$ 51,262
Perpetual license fees	361	365	488	112	78	64	72	327	73	65	61	75	274
Professional services and other	21,315	24,985	34,158	8,055	7,507	7,628	6,587	29,777	6,584	6,309	8,731	7,278	28,901
Total cost of revenues	$ 52,559	$ 60,648	$ 78,444	$ 19,512	$ 19,049	$ 19,612	$ 18,753	$ 76,927	$ 19,084	$ 19,104	$ 21,501	$ 20,748	$ 80,437

In thousands

Future Presentation (effective with Q1 2011 reporting)

	2006 FY	2007 FY	2008 FY	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2009 FY	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2010 FY
Net revenues:													
Recurring	$ 132,824	$ 160,208	$ 199,860	$ 57,801	$ 56,122	$ 56,545	$ 58,837	$ 229,305	$ 60,119	$ 61,728	$ 63,492	$ 66,715	$ 252,054
Non-recurring	30,087	31,362	38,024	8,524	6,946	7,237	7,496	30,203	6,569	7,544	8,495	8,839	31,447
Total net revenues	$ 162,911	$ 191,570	$ 237,884	$ 66,325	$ 63,068	$ 63,782	$ 66,333	$ 259,508	$ 66,688	$ 69,272	$ 71,987	$ 75,554	$ 283,501
Cost of revenues:													
Recurring	$ 30,883	$ 35,298	$ 43,798	$ 11,345	$ 11,464	$ 11,919	$ 12,094	$ 46,823	$ 12,427	$ 12,730	$ 12,709	$ 13,395	$ 51,262
Non-recurring	21,676	25,350	34,646	8,167	7,585	7,692	6,659	30,104	6,657	6,373	8,792	7,353	29,175
Total cost of revenues	$ 52,559	$ 60,648	$ 78,444	$ 19,512	$ 19,049	$ 19,612	$ 18,753	$ 76,927	$ 19,084	$ 19,104	$ 21,501	$ 20,748	$ 80,437

Recurring = Term license, maintenance, other recurring, and AUA portion of perpetual fees
Non-Recurring = Other perpetual fees, professional services, and other

Advent Software, Inc.
18